                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 2002
                                                          --------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    1-4174              73-0569878
            --------                ---------------     -------------------
          (State or other             (Commission        (I.R.S. Employer
          jurisdiction of             File Number)      Identification No.)
          incorporation)


     One Williams Center, Tulsa, Oklahoma                       74172
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

            On March 29, 2002, The Williams Companies, Inc. (NYSE:WMB) announced it had paid $753 million related to Williams Communications Group, Inc.'s (NYSE:WCGR) purchase of certain telecommunications facilities that WCGR had been leasing. In return, Williams will receive an instrument of unsecured debt from WCG in the same amount.

Item 7.    Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated March 29, 2002, publicly announcing the matters reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE WILLIAMS COMPANIES, INC.


Date: April 1, 2002                                   /s/ Suzanne H. Costin
                                                 -------------------------------
                                                 Name:  Suzanne H. Costin
                                                 Title: Corporate Secretary

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Copy of Williams' press release dated March 29, 2002, publicly announcing the matters reported herein.